Exhibit 99.1

NEW YORK — August 6 , 2025 — Blackstone Secured Lending Fund (NYSE: BXSL or the “Company”) today reported its second quarter 2025 results. Brad Marshall and Jonathan Bock, Co - Chief Executive Officers of Blackstone Secured Lending Fund, said, “Despite recent market vo latility, BXSL reported another strong quarter with net investment income per share of $0. 77 , covering our quarterly dividend for shareholders on a per share basis. Credit performance remained healthy with minimal non - accruals, underpinned by a 98.2% first lien senior secured debt portfolio with a loan - to - value ratio of 46.9%. We continue to be disciplined with our approach as we head into the second half o f the year, utilizing Blackstone’s significant scale to benefit BXSL’s portfolio companies and shareholders.” Blackstone Secured Lending Fund issued a full detailed presentation of its second quarter 2025 results, which can be viewed a t www.bxsl.com . Dividend Declaration The Company's Board of Trustees has declared a third quarter 2025 dividend of $0.77 per share to shareholders of record as of September 30, 2025, payable on or about October 24, 2025 . Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the w ebc ast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1727443&tp_key=69380dfaac Blackstone Secured Lending Fund 345 Park Avenue New York , NY 10154 T 212 583 5000 Blackstone Secured Lending Fund Reports Second Quarter 2025 Results 1

For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL's website at https://ir.bxsl.com.

About Blackstone Secured Lending Fund

Blackstone Secured Lending Fund (NYSE: BXSL) is a specialty finance company that invests primarily in the debt of private U.S. companies. As of June 30, 2025, BXSL's fair value of investments was approximately $13.3 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Private Credit Strategies LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world's largest alternative investment firm with $1.2 trillion of assets under management as of June 30, 2025.

Forward-Looking Statements and Other Matters

Certain information contained in this communication constitutes "forward-looking statements." These forward-looking statements can be identified by the use of forward-looking terminology, such as "outlook," "indicator," "believes," "expects," "potential," "continues," "may," "can," "could," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates", "confident," "conviction," "identified" or the negative versions of these words or other comparable words thereof. These may include BXSL's financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled "Risk Factors" in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL's prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Contacts

Investors

Stacy Wang, Head of Stakeholder Relations
Blackstoneshareholderrelations@blackstone.com

Fund and Portfolio Inquiries

Justin Farshidi
Justin.Farshidi@blackstone.com
+1 646 482-3823

Media

Thomas Clements
Thomas.Clements@blackstone.com
+1 646-482-6088

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BXSL – Quarter Ended June 30, 2024 Blackstone Secured Lending Fund Second Quarter 2025 Results AUGUST 6, 2025 This presentation should be read in conjunction with BXSL’s latest quarterly report filed on Form 10 - Q for the period ended June 30, 2025. Numbers are approximate and may not add up due to rounding.

4 HIGHLIGHTS ▪ BXSL is designed with the aim to provide powerful earnings while mitigating risk across different market environments with a 98.9% (1) floating rate debt portfolio focused on senior secured debt investments ▪ Portfolio has remained well positioned with healthy underlying credit fundamentals and only 0.3% of investments on non - accrual (at cost) (7) Consistent, disciplined focus on low - leverage loans to strong sponsors BXSL’s asset - liability structure is efficient Note : All figures in this presentation are as of June 30 , 2025 , unless otherwise stated . Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted . Dividends declared were derived by using the ac opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change . Past performance does not predict future returns and there can be no assurance that BXSL will achieve the same results in future quarters . There can be no assurances that any of the trends described throughout the materials will continue or will not reverse . (1) Based on the fair market value of the portfolio as of June 30 , 2025 . Debt investments, excluding non - accrual debt investments, are 99 . 8 % floating rate and debt investments represent 99 . 2 % of total investments based on the fair market value of the portfolio as of June 30 , 2025 . (2) Annualized net investment income (“NII”) return is calculated as the 2 Q' 25 annualized net investment income per share divided by net asset value (“NAV”) per share at the beginning of the period . (3) 2 Q' 25 Dividend yield is calculated as the 2 Q' 25 dividend ( $ 0 . 77 ) annualized and divided by the ending NAV per share on June 30 , 2025 ( $ 27 . 33 ) . (4) 2 Q' 25 Dividend coverage is calculated as 2 Q' 25 net investment income per share ( $ 0 . 77 ) divided by 2 Q' 25 regular dividend per share ( $ 0 . 77 ) . (5) Average loan - to - value represents the net ratio of loan - to - value for each portfolio company, weighted based on the fair value of total applicable private debt investments . Loan - to - value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information . (6) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third - party valuation firm and excludes quoted assets . Amounts are weighted on fair market value of each respective investment . Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount . Accordingly, BXSL makes no representation or warranty in respect of this information . Private debt investments represent approximately 98 % of the total debt portfolio based on fair value . (7) Based on non - accrual debt investments as a percentage of amortized cost of total investments . Based on the fair market value, investments on non - accrual represent 0 . 1 % of total investments . Earnings Highlights Quarterly Dividend Consistent regular dividend supported by solid earnings power Senior secured positions further insulated by strong sponsor relationships Capital Protection 11.2% 2Q'25 annualized NII return (2) $ 0.77 2Q'25 NII per share + 1% Year - over - year NAV per share growth 11.3% 2Q'25 dividend yield based on NAV (3) $ 0.77 2Q'25 dividend declared 100% 2Q'25 dividend coverage (4) 98.2% First lien, senior secured debt (1) 46.9% Average loan - to - value (5)(6) 0.3% Non - accrual debt investments (7)

Portfolio and Investment Activity ▪ Weighted average yield on performing debt investments at fair value of 10.2% at quarter - end, remaining consistent with prior quarter - end (3) ▪ New investment commitments in the quarter of $ 0.6 billion at par, $ 0.5 billion funded ▪ Proceeds from sales and repayments of $ 0.2 billion in the quarter Earnings Summary ▪ Net investment income of $ 176 million , or $ 0.77 per share in the quarter, compared to $ 0.83 per share in the prior quarter and $ 0.89 per share in 2Q 2024 ▪ Net income of $ 155 million, or $ 0.68 per share in the quarter, compared to $ 0.66 per share in the prior quarter and $ 1.01 per share in 2Q 2024 ▪ Regular dividend of $ 0.77 per share, representing a dividend yield of 11.3% (1) ▪ Net asset value of approximately $ 6.3 billion, or $ 27.33 per share at quarter - end ▪ Total return of 11.4% annualized inception to date and 2.3% for the quarter (2) (1) 2 Q' 25 dividend yield is calculated as the 2 Q' 25 dividend ( $ 0 . 77 ) annualized and divided by the ending NAV per share on June 30 , 2025 ( $ 27 . 33 ) . (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share . Inception - to - date return is annualized . (3) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities . Actual yields earned over the life of each investment could differ materially from the yields presented . (4) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of June 30 , 2025 , $ 2 . 8 billion of capacity is undrawn and $ 2 . 7 billion is available to borrow . (5) Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets . (6) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments . (7) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees, the accretion of original issue discount, and the application of hedge accounting) divided by weighted average outstanding debt for the quarter . Total all - in cost of debt (includes unused fees, the accretion of original issue discount, the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) was 5 . 10 % during the quarter . SECOND QUARTER RESULTS 5 Liquidity Update ▪ $ 3.0 billion of liquidity in cash and undrawn debt (subject to borrowing base capacity) (4) ▪ 1.13x leverage at quarter - end and average leverage of 1.13x (5) ▪ 39% fixed rate, unsecured debt with a weighted average coupon of 2.88% (6) ▪ Total weighted average interest rate on drawn debt of 5.03% (7) in 2Q 2025 and a weighted average maturity on debt facilities of approximately 3.3 years

SECOND QUARTER 2025 SELECTED FINANCIAL HIGHLIGHTS

($ in millions, unless otherwise noted)

	2Q'24	2Q'25	2Q'24 LTM	2Q'25 LTM
Operating results				
Net investment income	$ 173	$ 176	$ 672	$ 733
Net income	196	155	708	619
Net investment income per share	0.89	0.77	3.67	3.35
Net income per share	1.01	0.68	3.86	2.84
Regular dividends per share	0.77	0.77	3.08	3.08
Annualized net investment income return[1]	13.2%	11.2%	14.0%	12.3%
Total return based on NAV[2]	3.9%	2.3%	15.1%	11.3%
Portfolio activity				
New investment commitments, at par	$ 1,287	$ 631	$ 4,153	$ 3,734
New investment fundings	891	530	2,874	3,553
Investments sold and repaid	(89)	(185)	(1,007)	(1,675)

	6/30/2024	6/30/2025
Balance sheet		
Investments at fair value	$ 11,294	$ 13,253
Total debt outstanding, carrying value[3]	6,084	7,091
Total debt outstanding, principal	6,112	7,108
Net asset value	5,395	6,288
Net asset value per share	27.19	27.33
Ending debt-to-equity[3]	1.13x	1.13x
Average debt-to-equity[3]	1.09x	1.13x
% First lien	98.6%	98.2%
Weighted average yield on performing debt and income producing investments, at fair value[4]	11.6%	10.2%
Number of portfolio companies	231	295

(1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average and ending debt-to-equity is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

6

PORTFOLIO CHARACTERISTICS

98.2%
of investments are first lien, senior secured debt(1)

98.9%
of investments are floating rate debt(1)

$13.3B
investments at fair value

46.9%
average loan-to-value (LTV)(2)(3)

295
portfolio companies

0.3%
non-accrual debt investments(4)

Portfolio Predominantly First Lien Debt(1)


Unsecured Debt
0.1%
Second Lien Debt
0.9%
Equity
0.8%
First Lien Debt
98.2%

Portfolio Company Weighted Average Statistics(3)

($ in millions, unless otherwise noted)


$773
$848
$206
$219
47.4%
46.9%
2Q'24
2Q'25
2Q'24
2Q'25
2Q'24
2Q'25
Revenue(5)
LTM EBITDA(6)
Loan-to-Value(2)

(1) Based on the fair market value of the portfolio as of June 30, 2025. Debt investments, excluding non-accrual debt investments, are 99.8% floating rate and debt investments represent 99.2% of total investments based on the fair market value of the portfolio as of June 30, 2025.
(2) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information.
(3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 98% of the total debt portfolio based on fair value.
(4) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent 0.1% of total investments.
(5) Revenue data excludes private debt instruments where revenue data was not provided to BXSL.
(6) EBITDA is a non-GAAP financial measure. For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months ("LTM").

7

PORTFOLIO CONSTRUCTION ▪ Broad industry representation with largest exposures in software, health care providers & services, professional services and insurance ▪ Diversified portfolio across issuers with no single issuer accounting for more than 3% of the portfolio Top Ten Portfolio Companies (1)(2) (as of June 30, 2025) Top Ten Industries (1)(3) (as of June 30, 2025) 8 (1) Based on the fair market value of the portfolio. (2) 295 portfolio companies. (3) 40 individual industries. 20% 10% 9% 8% 8% 5% 5% 4% 4% 3% Software Health Care Providers & Services Professional Services Insurance Commercial Services & Supplies IT Services Health Care Technology Aerospace & Defense Diversified Consumer Services Distributors Medallia , 3% Snoopy Bidco , 2% JSS , 2% Guidehouse , 2% Cambium , 2% Auctane (fka Stamps.com) , 2% Corfin , 2% Bazaarvoice , 2% Navigator , 2% Inovalon , 2% Remainder of Portfolio, 79% (285 portfolio companies)

DIVIDEND COVERAGE HISTORY

- Regular dividend of $0.77 per share, representing an annualized dividend yield of 11.3%[1]
- Net investment income fully covered our dividend on a per share basis, with a dividend coverage ratio of 100%[2]

Historical Quarterly Dividends Per Share ($)[3]



$1.06
$0.95
$0.96
$0.90
$0.93
$0.87
$0.89
$0.91
$0.84
$0.83
$0.80
$0.77
$0.62
$0.20
$0.20
$0.53
$0.60
$0.60
$0.70
$0.70
$0.77
$0.77
$0.77
$0.77
$0.77
$0.77
$0.77
$0.77
2Q'22
3Q'22
4Q'22
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
Regular Dividend
Special Dividend
Net Investment Income

Regular Dividend Yield[1]	8.2%	9.3%	9.3%	10.7%	10.6%	11.6%	11.6%	11.5%	11.3%	11.3%	11.2%	11.2%	11.3%
Regular Dividend Coverage[2]	117%	133%	150%	133%	151%	123%	125%	113%	116%	118%	109%	108%	100%

Note: Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

(1) Dividend yield is calculated as the dividend recorded during a specific quarter annualized and divided by the ending NAV per share.

(2) Dividend coverage is calculated as net investment income per share during a specific quarter divided by regular dividend per share recorded during the same quarter.

(3) Reflects historical dividends for last three years.

9

SUMMARY OF OPERATING RESULTS (1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted . Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions . ($ in millions, except share and per share data ) 10 2Q'24 2Q'25 2Q'24 LTM 2Q'25 LTM Investment Income Interest Income $ 303 $ 321 $ 1,147 $ 1,311 Payment-in-kind interest income 23 22 69 83 Dividend income 0 0 0 0 Fee Income 1 1 3 4 Total investment income $ 327 $ 345 $ 1,219 $ 1,398 Operating Expenses Interest expense $ 79 $ 92 $ 279 $ 366 Management fees 28 35 103 131 Income based incentive fees 37 35 143 146 Capital gains based incentive fees 3 - 6 (6) Other operating expenses 3 4 14 13 Total expenses $ 151 $ 165 $ 545 $ 649 Management fee waived - - (8) - Incentive fee waived - - (6) - Net expenses before tax expense 151 165 531 649 Net investment income before tax expense $ 177 $ 180 $ 688 $ 749 Excise and other tax expense 3 4 16 16 Net investment income after tax expense $ 173 $ 176 $ 672 $ 733 Net Realized and Unrealized Gains (Losses) Net realized gain (loss) 2 (10) 6 (13) Net change in unrealized appreciation (depreciation) 21 (11) 30 (102) Net realized and unrealized gains (losses) 23 (21) 36 (114) Net increase (decrease) in net assets resulting from operations $ 196 $ 155 $ 708 $ 619 Per Share Data (1) Net investment income (basic and diluted) $ 0.89 $ 0.77 $ 3.67 $ 3.35 Earnings (loss) per share (basic and diluted) 1.01 0.68 3.86 2.84 Dividends declared per share (regular) 0.77 0.77 3.08 3.08 Weighted average shares outstanding (basic and diluted) 193,908,352 228,192,335 N/A N/A

SUMMARY STATEMENTS OF FINANCIAL CONDITION ($ in millions, except per share data) 11 6/30/2024 3/31/2025 6/30/2025 Assets Investments at fair value 11,294$ 12,834$ 13,253$ Cash and cash equivalents 291 965 274 Interest receivable 114 107 105 Receivable from broker 2 10 11 Deferred financing costs 13 21 20 Receivable for investments sold 53 8 23 Receivable for shares sold 2 - 5 Derivative assets at fair value 2 24 20 Total Assets 11,770$ 13,969$ 13,711$ Liabilities & Net Assets Debt (net of unamortized debt issuance costs) 6,084$ 7,383$ 7,091$ Payable for investments purchased 6 28 2 Due to affiliates 8 7 6 Management fees payable 28 34 35 Income based incentive fee payable 37 34 35 Capital gains incentive fee payable 6 - - Interest payable 44 58 65 Distribution payable 153 175 177 Accrued expenses and other liabilities 8 8 12 Total Liabilities 6,376$ 7,728$ 7,423$ Total Net Assets 5,395$ 6,241$ 6,288$ Total Liabilities and Net Assets 11,770$ 13,969$ 13,711$ Net Asset Value per share 27.19$ 27.39$ 27.33$

INVESTMENT ACTIVITY

- Net funded investment activity of $0.3 billion in the quarter:
  - New investment commitments of $0.6 billion at par and investment fundings of $0.5 billion
  - Proceeds from sales and repayments of $0.2 billion

Originations and Fundings

($ in millions)



$1,287
$891
$1,106
$956
$1,241
$1,377
$756
$689
$631
$530
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
Investment commitments
Investment fundings

Investment Activity Summary

($ in millions, unless otherwise noted)

		2Q'25
Investment commitments, at par	$	631
Investment fundings		530
Investments sold		(10)
Investments repaid		(175)
Net funded investment activity	$	345
Average new investment commitment	$	23
Number of new portfolio companies		15
Weighted average yield of new investments [(1)]		9.8%
Weighted average yield on investments fully sold or paid down [(1)]		10.3%

(1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

12

(1) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments . (2) BXSL has an investment grade credit rating of Baa 2 / stable outlook from Moody’s, upgraded on September 23 , 2024 , an investment grade credit rating of BBB / stable outlook from Fitch, reaffirmed on April 14 , 2025 , and an investment grade credit rating of BBB - / positive from S&P, issued on March 12 , 2025 . The underlying loans in BXSL are not rated . Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities . Blackstone provides compensation directly to Fitch, Moody’s and S&P for its evaluation of the Company . Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice . (3) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of June 30 , 2025 , $ 2 . 8 billion of capacity is undrawn and $ 2 . 7 billion is available to borrow . (4) Interest rate is SOFR + 1 . 525 % up to + 1 . 775% (+ 10 bps CSA) depending on borrowing base availability at the time of borrowing . (5) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees, the accretion of original issue discount, and the application of hedge accounting) divided by weighted average outstanding debt for the quarter . Total all - in cost of debt (includes unused fees, the accretion of original issue discount, the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) was 5 . 10 % during the quarter . FUNDING PROFILE 78% of assets funded by unsecured debt and equity 3.3 years weighted average maturity ▪ Well - structured, diversified, efficient capital structure with significant available liquidity ▪ Well positioned for the current environment with 39% of fixed rate unsecured liabilities, at a weighted average coupon of 2.88% (1) and only $ 2.9 billion of debt maturities within the next two years ▪ BXSL maintains investment grade corporate credit ratings of Baa2/stable from Moody’s, BBB - /positive from S&P, and BBB/stable from Fitch (2) 5.03% weighted average interest rate (5) $ 3.0 B of available liquidity provides material capacity (3) $ 9.9 B of total committed debt 13 Funding Profile ($ in millions) Secured Revolver (SOFR + 1.525% - 1.775% (+ 10bps CSA) (4) ) Equity Asset Based Facilities (SOFR + 1.85% - 1.95%) Unsecured Notes ($2.8 billion fixed rate notes with weighted average coupon of 2.88%; $1.6 billion swapped to weighted average of SOFR + 1.47% (1) ) Undrawn Borrowing Capacity (subject to borrowing base availability) (3) Available Cash CLO Debt ( SOFR + 1.51% - 1.78% ) $6,288 $1,211 $458 $1,039 $4,400 $2,704 $274 1 Total Debt: $7,108

Supplemental Details 14

SECOND QUARTER 2025 NET ASSET VALUE BRIDGE (1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. (2) Per share data for dividends declared was derived by using the actual shares outstanding at the date of the relevant transact ion s. 15 $27.39 $27.33 $0.77 $(0.77) $(0.09) $0.03 3/31/25 NAV Net investment income Regular dividend declared Net realized and unrealized gain (loss) Net increase from capital share transactions 6/30/25 NAV (1) (2) (1)

SUMMARY OF OPERATING RESULTS – COMPARATIVE (1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted . Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions . ($ in millions, except share and per share data ) 16 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 Investment Income Interest Income $ 303 $ 321 $ 333 $ 336 $ 321 Payment-in-kind interest income 23 21 18 21 22 Dividend income 0 0 0 - 0 Fee Income 1 1 2 1 1 Total investment income $ 327 $ 343 $ 353 $ 358 $ 345 Operating Expenses Interest expense $ 79 $ 88 $ 92 $ 93 $ 92 Management fees 28 30 32 34 35 Income based incentive fees 37 38 39 34 35 Capital gains based incentive fees 3 (6) (0) - - Other operating expenses 3 3 3 3 4 Total expenses before tax expense 151 153 166 165 165 Net investment income before tax expense $ 177 $ 190 $ 187 $ 193 $ 180 Excise and other tax expense 3 4 4 4 4 Net investment income after tax expense $ 173 $ 186 $ 183 $ 189 $ 176 Net Realized and Unrealized Gains (Losses) Net realized gain (loss) 2 (15) 7 5 (10) Net change in unrealized appreciation (depreciation) 21 (19) (27) (44) (11) Net realized and unrealized gains (losses) 23 (34) (20) (39) (21) Net increase (decrease) in net assets resulting from operations $ 196 $ 152 $ 162 $ 150 $ 155 Per Share Data (1) Net investment income (basic and diluted) $ 0.89 $ 0.91 $ 0.84 $ 0.83 $ 0.77 Earnings (loss) per share (basic and diluted) 1.01 0.75 0.75 0.66 0.68 Dividends declared per share (regular) 0.77 0.77 0.77 0.77 0.77 Weighted average shares outstanding (basic and diluted) 193,908,352 203,419,337 217,362,279 226,577,167 228,192,335

SELECTED FINANCIAL HIGHLIGHTS

($ in millions, except share and per share data)

	2Q'24	3Q'24	4Q'24	1Q'25	2Q'25
Operating results					
Net investment income	$ 173	$ 186	$ 183	$ 189	$ 176
Net income	196	152	162	150	155
Net investment income per share	0.89	0.91	0.84	0.83	0.77
Net income per share	1.01	0.75	0.75	0.66	0.68
Regular dividends per share	0.77	0.77	0.77	0.77	0.77
Annualized net investment income return(1)	13.2%	13.4%	12.3%	12.1%	11.2%
Quarterly total return based on NAV(2)	3.9%	2.9%	2.9%	2.8%	2.3%
Portfolio activity					
New investment commitments, at par	$ 1,287	$ 1,106	$ 1,241	$ 756	$ 631
New investment fundings	891	956	1,377	689	530
Investments sold and repaid	(89)	(298)	(213)	(978)	(185)

	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025
Balance sheet					
Investments at fair value	$ 11,294	$ 11,979	$ 13,093	$ 12,834	$ 13,253
Total debt outstanding, carrying value(3)	6,084	6,389	7,056	7,383	7,091
Total debt outstanding, principal	6,112	6,403	7,094	7,414	7,108
Net asset value	5,395	5,701	6,077	6,241	6,288
Net asset value per share	27.19	27.27	27.39	27.39	27.33
Ending debt-to-equity(3)	1.13x	1.12x	1.17x	1.19x	1.13x
Average debt-to-equity(3)	1.09x	1.12x	1.15x	1.16x	1.13x
% First lien	98.6%	98.7%	98.0%	98.2%	98.2%
Weighted average yield on performing debt and income producing investments, at fair value(4)	11.6%	11.2%	10.4%	10.2%	10.2%
Number of portfolio companies	231	252	276	284	295

(1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average and ending debt-to-equity is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

17

FUNDING SOURCES SUMMARY 18 ▪ $ 3.0 B of liquidity in cash and undrawn debt (subject to borrowing base availability) as of June 30, 2025 (1) ($ in millions) (1) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of June 30 , 2025 , $ 2 . 8 billion of capacity is undrawn and $ 2 . 7 billion is available to borrow . (2) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 1 . 95 % per annum . As of June 30 , 2025 , the Company had no borrowings denominated in currencies other than USD Dollar in the Jackson Hole Funding facility . (3) Interest rate is SOFR + 1 . 525 % up to + 1 . 775% (+ 10 bps CSA) depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million mature on June 28 , 2027 and incurs an interest rate of base rate + 1 . 75 % up to + 1 . 875% (+ 10 bps CSA) . (4) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 1 . 525 % up to + 1 . 775% (+ 10 bps CSA) . As of June 30 , 2025 , the Company had non - USD borrowings denominated in the following currencies : Canadian Dollars 30 . 7 million, Euros 283 . 9 million, British Pounds 258 . 0 million, Australian Dollar 1 . 0 million . (5) In connection with certain Notes, the Company entered into an interest rate swap to swap the fixed rate payment to a floating rate payment . The Company designated this interest rate swap and the November 2027 Notes in a qualifying hedge accounting relationship . (6) In connection with certain Notes, the Company entered into interest rate swaps to swap the fixed rate payment to a floating rate payment . The Company designated these interest rate swaps and the April 2028 Notes in a qualifying hedge accounting relationship . $ 400 million and $ 300 million of the April 2028 Notes were swapped at SOFR + 1 . 65 % and SOFR + 1 . 39% , respectively . (7) In connection with certain Notes, the Company entered into an interest rate swap to swap the fixed rate payment to a floating rate payment . The Company designated this interest rate swap and the June 2030 Notes in a qualifying hedge accounting relationship . (8) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees, the accretion of original issue discount, and the application of hedge accounting) divided by weighted average outstanding debt for the quarter . Total all - in cost of debt (includes unused fees, the accretion of original issue discount, the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) was 5 . 10 % during the quarter . (9) On August 4 , 2025 , the Company amended the terms of the Revolving Credit Facility, increasing the principal committed to $ 2 . 4 billion, removing the 10 bps CSA for extending lenders, and extending the maturity date to August 4 , 2030 , except for commitments of certain lenders in the amount of $ 200 million mature on June 28 , 2027 . Counterparty and Initial Date Entered Interest Rate Maturity Date Principal Committed Total Outstanding (Par) Jackson Hole Funding JPM – 11/16/18 SOFR + 1.95% (2) 5/17/2027 $500 $100 Breckenridge Funding BNP – 12/21/18 SOFR + 1.90% 6/18/2029 $1,175 $596 Big Sky Funding BOA – 12/10/19 SOFR + 1.85% 9/30/2027 $650 $343 Revolving Credit Facility (3)(9) (Syndicated) Citi – 6/15/20 SOFR + 10bps CSA + 1.525% - 1.775% (4) 8/12/2029 $2,325 $1,211 2026 Notes 10/23/2020 3.625% 1/15/2026 $800 $800 New 2026 Notes 3/16/2021 2.750% 9/16/2026 $700 $700 2027 Notes 7/23/2021 2.125% 2/15/2027 $650 $650 2028 Notes 9/30/2021 2.850% 9/30/2028 $650 $650 November 2027 Notes 5/20/2024 5.875% (swapped to SOFR + 1.38%) (5) 11/15/2027 $400 $400 April 2028 Notes 10/15/24 & 12/16/24 5.350% (swapped to a weighted average of SOFR + 1.54%) (6) 4/13/2028 $700 $700 June 2030 Notes 3/4/2025 5.300% (swapped to SOFR + 1.46%) (7) 6/30/2030 $500 $500 BXSL 2024-1 CLO 11/21/2024 SOFR + 1.51% - 1.78% 10/20/2036 $458 $458 BXSL 2025-1 Facility 12/27/2024 SOFR + 1.65% 12/27/2028 $400 - Total 5.03% $9,908 $7,108 (8)

Important Disclosure Information 19

FORWARD LOOKING STATEMENTS Certain information contained in this communication constitutes “forward - looking statements . ” These forward - looking statements can be identified by the use of forward - looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof . These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments . Such forward-looking statements are subject to various risks and uncertainties . Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements . BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www . sec . gov . These factors should not be construed as exhaustiv